LOAN PAYABLE	6 Months Ended
Jun. 30, 2024
Notes and other explanatory information [abstract]
LOAN PAYABLE

8.	LOAN PAYABLE

During the year ended December 31, 2016, the Company entered into an agreement with a party whereby the party paid certain debts owed by the Company. The loan was non-interest bearing, unsecured and due on demand. On January 25, 2021, the principal amount of $103,924 plus accrued interest were settled by the issuance of 415,697 common shares with a fair value of $0.55 per share pursuant to a debt settlement agreement dated December 11, 2020. The Company recognized a loss of $124,709 during the year ended December 31, 2021 (Note 10).

During May 2021, a party lent the Company $50,000. As of June 30, 2024, the loan is outstanding and has accrued interest in the amount of $15,466 (June 30, 2023 - $10,452).